SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549


                               FORM 8-K

                            CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported)     May 11, 1998
                                                 ----------------------


                        Box Hill Systems Corp.
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       (Exact name of registrant as specified in its character)

      New York            1-13317              13-3460176
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      (State or other          (Commission            (IRS Employer
      jurisdiction of          File Number)           Identification No.)
      incorporation)

                      161 Avenue of the Americas
                          New York, NY 10013
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    (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code     212-989-4455
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           N/A
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    (Former name or former address, if changed since last report.)




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Item 5. Other Events

          On May 11, 1998, Box Hill Systems Corp. announced that its CEO, Mr. Philip Black, plans to take a short term medical leave of absence.

Item 7.    Financial Statements and Exhibits

           Exhibits:

           99 Press Release dated May 11, 1998.


                              SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               Box Hill Systems Corp.
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                               (Registrant)

Date May 13, 1998              By: /s/ Benjamin Monderer
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                                  Benjamin Monderer
                                  President